EXHIBIT 99.1

Media Contact: Jaime Spuhler 904-520-6251 e-mail: jspuhler@taleo.com	Investor Contact: Nate Swanson 925-452-3156 e-mail: nswanson@taleo.com

Taleo Reports Record Fourth Quarter and Fiscal Year 2009 Results

- Q4 Revenue of $50.5 million
- Record Q4 GAAP and Non-GAAP fully diluted EPS of $0.13 and $0.23
- Record Q4 Cash Flow from Operations of $20.6 million
- 186 New Customers Added in Q4
- Posts 25% Year-Over-Year Growth in GAAP Application Revenue

DUBLIN, CA, February 10, 2010 -- Taleo Corporation (NASDAQ: TLEO), the leading provider of on demand talent management solutions, today announced its financial results for the fourth quarter and fiscal year ended December 31, 2009.

“Like many of our world-class customers, Taleo invested through the recession in our people and in product innovation, and we are now stronger competitively and financially,” said Michael Gregoire, Taleo Chairman and CEO.  “We are in a tremendous position to take full advantage of the recovery, and we plan to keep up our blistering pace of innovation to help our customers drive their own re-invention and growth.”

Annual business highlights included:

■	Product: Launched Taleo10™ Talent Management Solution for Enterprise and Small and Medium sized business.

■	Community: Delivered Talent Grid™, a set of three communities with online access to Taleo’s ecosystem of customers, partners and candidates.

■
Acquisition: Announced a definitive agreement to acquire Worldwide Compensation, Inc. the leading independent provider of global compensation management technology. The acquisition was completed on January 1, 2010.

■
Accolades: Industry analysts from Gartner, Bersin & Associates and IDC lauded Taleo for  Leadership and Innovation in their respective Recruiting, Performance Management and Talent Management market reports; Performance Management received “HR product of the year” CODiE Award and  “Top 10 HR Products of the Year” from Human Resource Executive Magazine; and Taleo’s Service and Support Organization received “Rated Outstanding” certification from the Service and Support Professionals Association and the Fall 2009 STAR Award for Service Excellence from the Technology Services Industry Association.

Fourth quarter highlights included:

■	GAAP revenues of $50.5 million, an increase of 5% year-over-year.
■	GAAP application revenue of $44.5 million, an increase of 11% year-over-year.
■	GAAP net income of $4.6 million or $0.13 per fully diluted share.
■	Non-GAAP net income of $8.6 million, or $0.23 per fully diluted share, an increase of 44% year-over-year
■	Cash flow from operations of $20.6 million and free cash flow of $19.2 million.
■	Net cash at December 31, 2009 of more than $244 million.
■	Signed 186 new customers, including 18 new Taleo Enterprise customers and 168 new Taleo Business Edition customers.
■	Closed 7 large enterprise deals with annual contract values in excess of $250,000.
■	Signed more than 45 new performance management customers, increasing total performance management customer base to more than 200.

Fourth quarter customer momentum included:

■
New enterprise customers include: Associated Bank, Equifax, Kingfisher Plc, RTI International, Teradata Operations, Cook County, Illinois, Thales UK, Amalgamated Holdings Limited and Tyco International Management Company.

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New small and medium-sized customers (companies with up to 5,000 employees) include: Provenance Hotels, Association for the Blind and Vision Impaired, Teach for All, Rand McNally, Prosperity Bank, Munroe Regional Medical Center, JM Smucker, Delaware State University, Sherwin Williams, Janney Montgomery Scott, Warner Chilcott, and Alliance Building.

■
Continued momentum in joint Recruiting and Performance Management suite deals with several customers, including: American Life Insurance Company, Navteq, Acxiom, and the City of Edmonton. Additionally, existing customer VF Corporation added Compensation Management to its existing Taleo solution.

2009 highlights included:

■	GAAP revenues of $198.4 million, an increase of 18% year-over-year.
■	GAAP application revenue of $173.5 million, an increase of 25% year-over-year.
■	GAAP net income of $1.3 million or $0.04 per fully diluted share.
■	Non-GAAP net income of $26.4 million, or $0.77 per fully diluted share, an increase of 48% year-over-year.
■	Cash flow from operations of $50.7 million and free cash flow of $41.5 million.
■	Signed 664 new customers, including 65 new Taleo Enterprise customers and 599 new Taleo Business Edition customers.
■	Closed 25 large enterprise deals with annual contract values in excess of $250,000.
■	Application revenue backlog increases to more than $350 million as of December 31, 2009.

Taleo delivered the following financial results for the fourth quarter of 2009:

Revenue: Total revenue for the fourth quarter was $50.5 million, an increase of 5% on a year-over-year basis. Application revenue for the fourth quarter was $44.5 million, an increase of 11% on a year-over-year basis.

Net Income (Loss) and Net Income (Loss) Per Share to Common Stockholders: Net income was $4.6 million for the fourth quarter, compared to a net loss of $(2.5) million for the same period last year. Net income includes $3.6 million in amortization expense related to the acquisition of Vurv, $2.9 million in stock-based compensation expense and a gain of $2.5 million related to settlement of Vurv escrow claims. Net income per fully diluted share was $0.13 for the fourth quarter of 2009, based on 35.6 million fully diluted shares outstanding, compared to a net loss per share of $(0.08) for the same period in 2008, based on 29.8 million weighted average shares outstanding.

Non-GAAP Net Income and Non-GAAP Net Income Per Share: Non-GAAP net income was $8.6 million for the fourth quarter of 2009, compared to non-GAAP net income of $5.0 million in the same period last year. Non-GAAP net income includes amounts excluded from GAAP revenue due to the write down of the deferred revenue associated with purchase accounting for the Vurv acquisition, and excludes stock-based compensation expense, amortization of acquired intangibles, restructuring and severance expense, and the gain associated with the settlement of the Vurv escrow account. Non-GAAP net income per fully diluted share was $0.23 for the fourth quarter of 2009 based on 37.5 million fully diluted weighted average shares outstanding, compared to non-GAAP net income per fully diluted share of $0.16 for the same period in 2008 based on 31.1 million fully diluted weighted average shares outstanding.

Conference Call Details

The company will issue a pre-recorded webcast and transcript of prepared remarks regarding the quarter at 1:30pm PST (4:30pm EST), both of which will be available on the Investor Relations section of www.taleo.com. The company will then host a live Q&A call at 2:30pm PST (5:30pm EST), with Michael Gregoire, Chairman and CEO, and Katy Murray, CFO. This call will also be available via webcast on the Investor Relations section of www.taleo.com.

About Taleo

Taleo (NASDAQ: TLEO) is the leader in on demand unified talent management solutions that empower organizations of all sizes to better understand and engage their best talent for improved business performance. More than 4,400 organizations use Taleo for talent acquisition, performance and compensation management, including 47 of the Fortune 100 and over 3,700 small and medium sized businesses across 200 countries and territories. Known for its strong configurability and usability, Taleo runs on a world-class infrastructure and offers 99.9% availability. Taleo's Talent Grid harnesses the resources of the Taleo community of customers, candidates, and partners to power the talent needs of companies around the world.

Forward-looking Statements

This release contains forward-looking statements, including statements regarding Taleo's future financial performance, new product development, the release of Taleo 10, market growth, the demand for benefits from the use of Taleo's solutions, the impact of Taleo's acquisition of Worldwide Compensation, Inc. and general business conditions. Any forward-looking statements contained in this press release are based upon Taleo's historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Taleo's expectations as of the date of this press announcement. Subsequent events may cause these expectations to change, and Taleo disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. Further information on potential factors that could affect actual results is included in Part II, Item 1A of Taleo's Quarterly Report on Form 10-Q/A, as filed with the SEC on November 4, 2009, and in other reports filed by Taleo with the SEC.

Non-GAAP Financial Measures

Taleo has provided in this release financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP revenue, non-GAAP net income and non-GAAP net income per share. Taleo uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Taleo's ongoing operational performance. Taleo believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial measures with other companies in Taleo's industry, many of which present similar non-GAAP financial measures to investors. As noted, the non-GAAP revenue discussed above includes amounts excluded from GAAP revenue due to the write down of the deferred revenue associated with purchase accounting for the Vurv acquisition, and other non-GAAP measures include amounts excluded from GAAP revenue due to the write down of the deferred revenue associated with purchase accounting for the Vurv acquisition and exclude costs associated with the restatement-related revenue review, stock-based compensation expense, amortization of acquired intangibles, restructuring and severance expense, non-cash tax valuation adjustment, non-cash income tax audit settlement, the gain associated with the settlement of the Vurv escrow account and the write-off of the Worldwide Compensation purchase option. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure as detailed above. As previously mentioned, a reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release.

A historical reconciliation of GAAP to non-GAAP financial measures for past periods can be located on the investor relations section of www.taleo.com.

Taleo Corporation
Condensed Consolidated Balance Sheets
(All amounts in thousands)
(Unaudited)

	December 31,	December 31,
	2009	2008
ASSETS
Current assets:
Cash and cash equivalents	$244,229	$49,462
Restricted cash	409	521
Accounts receivable, net	43,928	49,167
Prepaid expenses and other current assets	10,126	10,977
Investment credits receivable	5,499	6,087
Total current assets	304,191	116,214

Property and equipment, net	23,510	25,250
Restricted cash	210	515
Goodwill	91,027	91,626
Other intangibles, net	30,544	44,802
Other assets	6,895	4,782
Total assets	$456,377	$283,189

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$23,592	$24,877
Deferred revenue - application services and customer deposits	60,140	54,421
Deferred revenue - consulting services	17,523	16,221
Capital lease obligation, short-term	412	1,101
Total current liabilities	101,667	96,620

Long-term deferred revenue - application services and customer deposits	201	777
Long-term deferred revenue - consulting services	13,220	9,594
Other liabilities	3,973	3,258
Capital lease obligation, long-term	107	519
Total liabilities	119,168	110,768

Stockholders' equity:
Capital stock	1	-
Additional paid-in capital	414,106	250,168
Accumulated deficit	(77,029)	(78,322)
Treasury stock	(2,471)	-
Accumulated other comprehensive income	2,602	575
Total stockholders' equity	337,209	172,421
Total liabilities and stockholders' equity	$456,377	$283,189

Taleo Corporation
Condensed Consolidated Statements of Operations
(All amounts in thousands except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008

Revenue:
Application	$44,507	$40,266	$173,495	$138,628
Consulting	5,993	7,775	24,917	29,791
Total revenue	50,500	48,041	198,412	168,419

Cost of revenue (note 1):
Application	9,816	9,094	38,435	30,784
Amortization of acquired intangibles	761	760	3,043	1,592
Total cost of application revenue	10,577	9,854	41,478	32,376
Consulting	5,856	6,662	24,614	25,269
Total cost of revenue	16,433	16,516	66,092	57,645

Gross profit	34,067	31,525	132,320	110,774

Operating expenses (note 1):
Sales and marketing	13,385	13,321	54,488	49,610
Sales - amortization of acquired intangibles	2,810	2,035	11,243	4,217
Research and development	8,709	8,047	34,847	30,994
General and administrative	7,410	9,233	33,152	32,382
Restructuring and severance	-	303	-	1,914
Total operating expenses	32,314	32,939	133,730	119,117

Income / (loss) from operations	1,753	(1,414)	(1,410)	(8,343)

Other income / (expense):
Interest income	83	160	329	1,717
Interest expense	(36)	(55)	(166)	(199)
Settlement of Vurv escrow account	2,471	-	2,471	-
Worldwide Compensation purchase option write-off	-	-	(1,084)	-
Total other income	2,518	105	1,550	1,518

Income / (loss) before provision for / (benefit from) income tax	4,271	(1,309)	140	(6,825)

Provision for / (benefit from) income taxes	(322)	1,214	(1,153)	1,303

Income (loss) attributable to Class A common stockholders	$4,593	$(2,523)	$1,293	$(8,128)

Income / (loss) per share attributable to Class A common stockholders - basic	$0.13	$(0.08)	$0.04	$(0.29)
Income / (loss) per share attributable to Class A common stockholders - diluted	$0.13	$(0.08)	$0.04	$(0.29)

Weighted average Class A common shares - basic	34,425	29,805	31,507	27,569
Weighted average Class A common shares - diluted	35,594	29,805	32,406	27,569

NOTES

1. Includes stock-based compensation expense
Application cost of revenue	$167	$141	$647	$569
Consulting cost of revenue	320	252	1,195	956
Cost of revenue subtotal	487	393	1,842	1,525

Sales and marketing operating expense	833	662	3,011	3,132
Research and development operating expense	402	394	1,516	1,465
General and administrative operating expense	1,142	1,516	4,660	5,311
Operating expense subtotal	2,377	2,572	9,187	9,908

Total stock-based compensation expense	$2,864	$2,965	$11,029	$11,433

Taleo Corporation
Condensed Consolidated Statements of Operations (Continued)
(All amounts in thousands except per share data)

Reconciliation of GAAP net income / (loss) and non-GAAP net income:
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008

GAAP net income / (loss) reported above	$4,593	$(2,523)	$1,293	$(8,128)
Add back:

Revenue
Non-GAAP application revenue	15	1,376	841	4,996
Non-GAAP service revenue	-	95	13	328
Total Non-GAAP revenue	15	1,471	854	5,324

Expenses
Revenue review	-	-	1,631	-
Stock-based compensation expense	2,864	2,965	11,029	11,433
Amortization of acquired intangibles	3,571	2,795	14,286	5,809
Restructuring and severance expense	-	303	-	1,914
Non-cash tax valuation adjustment	-	-	-	(332)
Non-cash income tax audit settlement	-	-	(1,335)	-
	6,435	6,063	25,611	18,824

Other Income - Settlement of Vurv escrow account	(2,471)	-	(2,471)	-
Other Expense - Worldwide Compensation purchase option write-off	-	-	1,084	-

Non-GAAP net income	$8,572	$5,011	$26,371	$16,020

Non-GAAP net income per share
Basic	$0.25	$0.17	$0.84	$0.58
Diluted	$0.23	$0.16	$0.77	$0.52

Reconciliation of basic and fully diluted non-GAAP share count:
Basic	34,425	29,805	31,507	27,569
Add: Weighted Average - Series B common stock	-	336	-	455
Weighted Average - options and unreleased restricted stock	2,938	434	2,331	2,400
Weighted Average - Vurv escrow shares	127	478	344	240
Diluted	37,490	31,053	34,182	30,664

Taleo Corporation
CONSOLIDATED STATEMENTS OF CASH FLOWS
(All amounts in thousands)
(Unaudited)

	Twelve Months Ended
	December 31,
	2009	2008

Cash flows from operating activities:
Net income / (loss)	$1,293	$(8,128)
Adjustments to reconcile net income / (loss) to net cash provided by operating activities:
Depreciation and amortization	27,437	16,453
(Gain) / loss disposal of fixed assets	17	(64)
Amortization of tenant inducements	(152)	(152)
Tenant inducements from landlord	114	-
Stock-based compensation expense	11,029	11,433
Excess tax benefit from stock options	(301)	-
Director fees settled with stock	247	242
Settlement of Vurv escrow account	(2,471)	-
Worldwide Compensation purchase option write-off	1,084	-
Bad debt expense	840	237
Changes in working capital accounts, net of effect of acquisition:
Accounts receivable	4,440	(11,663)
Prepaid expenses and other assets	(1,576)	(3,836)
Investment credit receivable	1,471	(2,637)
Accounts payable and accrued liabilities	(2,249)	(5,329)
Deferred revenue and customer deposits	9,449	21,198
Net cash provided by operating activities	50,672	17,754
Cash flows from investing activities:
Purchases of property and equipment	(9,140)	(11,055)
Restricted cash - decrease	418	375
Purchase of investment	-	(2,498)
Acquisition of business, net of cash acquired	-	(49,665)
Net cash used in investing activities	(8,722)	(62,843)
Cash flows from financing activities:
Principal payments on loan and capital lease obligations	(1,591)	(667)
Excess tax benefit from stock options	301	56
Treasury stock acquired to settle employee withholding liability	(1,066)	(1,068)
Proceeds from stock offering	144,444	-
Proceeds from stock options exercised and ESPP shares	9,640	10,178
Net cash provided by financing activities	151,728	8,499
Effect of exchange rate changes on cash and cash equivalents	1,089	(83)
Increase / (decrease) in cash and cash equivalents	194,767	(36,673)
Cash and cash equivalents:
Beginning of period	49,462	86,135
End of period	$244,229	$49,462
Supplemental cash flow disclosures:
Cash paid for interest	$64	$60
Cash paid for income taxes	$275	$278
Supplemental disclosure of non-cash financing and investing activities:
Property and equipment purchases included in accounts payable and accrued liabilities	$2,636	$1,416
Accrued stock offering cost	$659	$-
Class B common stock exchanged for Class A common stock	$-	$282
Stock and stock options issued in connection with Vurv acquisition	$-	$75,189